TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
(each, a “Trust” and together, the "Trusts")

Supplement dated June 30, 2021 to the current Statement of Additional Information ("SAI") as may be amended or supplemented from time to time, for each series of the Trusts

The information in this supplement contains new and additional information beyond that in the SAI for each Trust and should be read in conjunction with the aforementioned. Capital terms not defined in this supplement have the meaning ascribed to them in the SAI.

Effective September 1, 2021, the Trusts will enact changes to the Finder's Fee schedules for Class A shares of Touchstone equity funds and Touchstone fixed income funds. Accordingly, the Finder’s Fee tables located in the “Choosing a Class of Shares - Class A Shares” section of the SAI for each applicable series of each Trust, will be removed and replaced with the following tables:

Touchstone Equity Funds

Amount of Investment	Equity Fund Finder's Fee
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

Touchstone Fixed Income Funds

Amount of Investment	Fixed Income Fund Finder's Fee
$500,000 but less than $3 million	1.00%
$3 million but less than $25 million	0.50%
$25 million or more	0.25%
Additionally, effective September 1, 2021, the paragraph located directly above the Touchstone fixed income funds Finder’s Fee table is updated accordingly to reflect the new Finder’s Fee rate of up to 1.00% for Touchstone fixed income funds.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-54-TST-56-TFGT-S2-2106